EXHIBIT 99.1

WORLD OMNI FINANCIAL CORP.

WORLD OMNI MASTER OWNER TRUST

SERIES 2003-VFN-A, 2003-VFN-B and 2004-1 SUPPLEMENTS

CERTIFICATE DATE AS OF : December 31, 2004

POOL BALANCE:	For the Year ended: December, 2004
Pool Balance, beginning of period	$529,272,634.84
Pool Balance, end of period	$521,470,378.04
Pool Balance, average	$487,544,698.48
Required Pool Balance, end of period	$460,523,036.30

COLLECTIONS & SERIES ALLOCATIONS	For the Period ended: December, 2004
Series Allocable Principal Collections
Series 2003-VFN-A	$525,478,616.66
Series 2003-VFN-B	$208,323,700.06
Series 2004-1	$3,001,086,860.34

$3,734,889,177.06

Series Allocable Non-Principal Collections
Series 2003-VFN-A	$2,726,329.54
Series 2003-VFN-B	$1,085,150.44
Series 2004-1	$13,895,226.80

$17,706,706.78

Series Allocable Miscellaneous Payments
Series 2003-VFN-A	$—
Series 2003-VFN-B	$—
Series 2004-1	$—

$—

Investment Proceeds
Series 2003-VFN-A	$11,944.17
Series 2003-VFN-B	$4,699.69
Series 2004-1	$80,269.25

$96,913.11

CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD	For the Period ended: December, 2004
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

ALLOCATION PERCENTAGES FOR COLLECTION PERIOD	Calculated as of: December, 2004
Series Allocation Percentages
Series 2003-VFN-A	8.28%
Series 2003-VFN-B	3.16%
Series 2004-1	88.56%
Floating Allocation Percentages
Series 2003-VFN-A	87.33%
Series 2003-VFN-B	87.33%
Series 2004-1	84.00%
Principal Allocation Percentages
Series 2003-VFN-A	0.00%
Series 2003-VFN-B	0.00%
Series 2004-1	0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES	For the Period ended: December, 2004
Series 2003-VFN-A
Series Allocable Principal Collections
Excess Certificateholder Collections:	$31,616,343.91
Noteholder Collections:	$436,554,334.74
Additional Noteholder Collections:	$57,307,938.01

$525,478,616.66
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$187,163.61
Noteholder Collections:	$2,255,988.79
Additional Noteholder Collections:	$283,177.14

$2,726,329.54
Series 2003-VFN-B
Series Allocable Principal Collections
Excess Certificateholder Collections:	$12,808,495.10
Noteholder Collections:	$172,727,291.37
Additional Noteholder Collections:	$22,787,913.59

$208,323,700.06
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$76,110.98
Noteholder Collections:	$896,235.14
Additional Noteholder Collections:	$112,804.31

$1,085,150.43
Series 2004-1
Series Allocable Principal Collections
Excess Certificateholder Collections:	$85,637,944.42
Noteholder Collections:	$2,509,716,829.35
Additional Noteholder Collections:	$405,732,086.57

$3,001,086,860.34
Series Allocable Non-Principal Collections
Excess Certificateholder Collections:	$403,256.75
Noteholder Collections:	$11,602,572.05
Additional Noteholder Collections:	$1,889,398.00

$13,895,226.80

MONTHLY DISTRIBUTIONS	For the Period ended: December, 2004
Principal Distributions to Investors
Series 2003-VFN-A	$—
Series 2003-VFN-B	$—
Series 2004-1	$—

Principal Distributions to Investors - $ per thousand
Series 2003-VFN-A	$0.00000000
Series 2003-VFN-B	$0.00000000
Series 2004-1	$0.00000000

Monthly Interest to Investors
Series 2003-VFN-A	$991,276.24
Series 2003-VFN-B	$386,127.09
Series 2004-1	$5,541,917.11

Monthly Interest to Investors - $ per thousand
Series 2003-VFN-A	$23.14263592
Series 2003-VFN-B	$23.16762568
Series 2004-1 Class A	$15.83404889

Rated Variable Funding Increased Cost Amounts
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00

Noteholder Monthly Servicing Fee
Series 2003-VFN-A	$634,875.98
Series 2003-VFN-B	$252,803.51
Series 2004-1	$3,183,945.20

Reserve Fund Deposit Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

MONTHLY DISTRIBUTIONS (Cont.)	For the Period ended: December, 2004
Investor Default Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Monthly Dilution Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Noteholder Charge-Off Reversal Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Carry-Over Amount
Series 2004-1	$0.00

Unrated Variable Funding Increased Cost Amounts
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00

Previously waived servicing fee
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Deposits to Principal Funding Account
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Collections Released to Cert. during Collection Period	$3,735,006,888.49

Excess Distributed to Cert. on Payment Date	$6,694,963.39

FUNDED AND INVESTED AMOUNTS:	As of the last day of: December, 2004
SERIES 2003-VFN-A SUPPLEMENT
Initial Funded Amount	$200,000,000.00
Incremental Funded Amounts (Cumulative)	$125,000,000.00
Principal Distributed to Investors (Cumulative)	$291,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00

Funded Amount	$34,000,000.00

Series Excess Funding Amount	$0.00
Principal Funding Account Balance	$0.00

Invested Amount	$34,000,000.00

SERIES 2003-VFN-B SUPPLEMENT
Initial Funded Amount	$100,000,000.00
Incremental Funded Amounts (Cumulative)	$35,000,000.00
Principal Distributed to Investors (Cumulative)	$122,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00

Funded Amount	$13,000,000.00

Series Excess Funding Amount	$0.00
Principal Funding Account Balance	$0.00

Invested Amount	$13,000,000.00

SERIES 2004-1 SUPPLEMENT
Initial Invested Amount	$350,000,000.00
Principal Distributed to Investors (Cumulative)	$0.00
Principal Funding Account Balance	$0.00
Unreimbursed Investor Charge Offs (Cumulative)	$0.00
Series Excess Funding Amount	$0.00

Invested Amount	$350,000,000.00

BALANCES AS OF PAYMENT DATE	As of last day of: December, 2004
Series 2003-VFN-A
Reserve Fund Balance	$170,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance	$34,000,000.00

Series 2003-VFN-B
Reserve Fund Balance	$65,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance	$13,000,000.00

Series 2004-1
Reserve Fund Balance	$1,750,000.00
Reserve Fund Deficiency Amount	$0.00
Principal Funding Account Balance	$0.00
Outstanding Principal Balance, Class A	$350,000,000.00

TRUST INCREMENTAL SUBORDINATED AMOUNT To be used in the following month’s computations.	As of last day of: December, 2004
Pool Total Components of Excess Receivables:
Used Vehicles	$30,150,072.14
Finance Hold Receivables (for Credit Reasons Only)	$0.00
Delayed Payment Program	$71,273.00

Pool Limits on Components of Excess Receivables:
Used Vehicles	$130,367,594.51
Finance Hold Receivables	$0.00
Delayed Payment Program	$10,429,407.56

Total Excess Receivables	$0.00

Overconcentration Amount	$6,339,305.05

Ineligible Amount	$0.00

Trust Incremental Subordinated Amount	$6,339,305.05

POOL SERIES SUBORDINATED AMOUNTS	As of last day of: December, 2004
Series Incremental Subordinated Amount
Series 2003-VFN-A	$1,096,271.63
Series 2003-VFN-B	$419,162.68
Series 2004-1	$11,731,454.52

Required Subordinated Amount
Series 2003-VFN-A	$4,052,793.37
Series 2003-VFN-B	$1,549,597.47
Series 2004-1	$57,211,680.51

Available Subordinated Amount
Series 2003-VFN-A	$4,052,793.37
Series 2003-VFN-B	$1,549,597.47
Series 2004-1	$57,211,680.51

CHARGE OFFS	For the Period ended: December, 2004
Defaulted Receivables	$0.00

Investor/Noteholder Defaulted Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Deficiency Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Required Draw Amount
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Investor/Noteholder Charge-Off’s
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)	For the Period ended: December, 2004
Interest Shortfalls, end of period
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Change in Interest Shortfalls, beginning of period
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Principal Shortfalls, end of period
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

Change in Principal Shortfalls, beginning of period
Series 2003-VFN-A	$0.00
Series 2003-VFN-B	$0.00
Series 2004-1	$0.00

INTEREST RATE FOR NEXT PAYMENT DATE	As of last day of: December, 2004
Series 2003-VFN-A Estimated	2.7700000%
Series 2003-VFN-B Estimated	2.7600000%
Series 2004-1	2.5500000%